UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2010

AMP HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4540 Alpine Avenue, Blue Ash, Ohio 45242
(Address of principal executive offices) (zip code)

513-297-3640
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into A Material Definitive Agreement

Item 3.02     Unregistered Sales of Equity Securities

AMP Holding Inc. (the “Company”) from March 15, 2010 through September 16 , 2010, has sold an aggregate of 5,473,500 shares of common stock for an aggregate purchase price of $2,189,400 to accredited investors.  The closings occurred on the following dates:

•	On March 15, 2010, the Company sold 625,000 shares of common stock for an aggregate consideration of $250,000.
•	On April 7, 2010, the Company sold 200,000 shares of common stock for an aggregate consideration of $80,000.
•	On April 12, 2010, the Company sold 62,500 shares of common stock for an aggregate consideration of $25,000.
•	On April 16, 2010, the Company sold 112,500 shares of common stock for an aggregate consideration of $45,000.
•	On April 23, 2010, the Company sold 250,000 shares of common stock for an aggregate consideration of $100,000.
•	On May 6, 2010, the Company sold 175,000 shares of common stock for an aggregate consideration of $70,000.
•	On May 20, 2010, the Company sold 75,000 shares of common stock for an aggregate consideration of $30,000.
•	On May 25, 2010, the Company sold 75,000 shares of common stock for an aggregate consideration of $30,000
•	On May 28, 2010, the Company sold 500,000 shares of common stock for an aggregate consideration of $200,000.
•	On June 30, 2010, the Company sold 36,000 shares of common stock for an aggregate consideration of $14,400.
•	On July 7, 2010, the Company sold 175,000 shares of common stock for an aggregate consideration of $70,000.
•	On July 15, 2010, the Company sold 62,500 shares of common stock for an aggregate consideration of $25,000.
•	On July 22, 2010, the Company sold 1,125,000 shares of common stock for an aggregate consideration of $450,000.
•	On August 12, 2010, the Company sold 1,250,000 shares of common stock for an aggregate consideration of $500,000.
•	On August 27, 2010, the Company sold 375,000 shares of common stock for an aggregate consideration of $150,000.
•	On September 16 , 2010, the Company sold 375,000 shares of common stock for an aggregate consideration of $150,000.

The shares of common stock were offered and sold to the investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. The investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act.

 In addition, the Company compensated John Carris Investments LLC, as placement agent (the “Placement Agent”), for assisting in the sale of common stock by paying it commissions in the aggregate amount of $218,940 and issuing the Placement Agent a common stock purchase warrant to purchase 547,350 shares of the Company’s common stock at an exercise price of $.40 per share.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
4.1	Form of Subscription Agreement by and between AMP Holding Inc. and the April 2010 Accredited Investors (1)

(1)  Incorporated by reference to the Form 8-K Current Report as filed with the Securities and Exchange Commission on March 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMP HOLDING INC.

Date: September 17 , 2010	By:	/s/ Stephen S. Burns
Name: Stephen S. Burns
Title: CEO

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